Mergers and Acquisitions (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Allocation of the Purchase Price

The allocation of the purchase price is as follows:

(Dollars in thousands)
Assets acquired:
Cash and cash equivalents	$11,044
Investment securities	11,331
Loans	110,363
Goodwill	2,902
Core deposit and other intangibles	578
Other assets	7,489

Total assets acquired	143,707
Liabilities assumed:
Deposits	123,238
FHLB borrowings	3,570
Other liabilities	908

Total liabilities assumed	127,716
Equity acquired:
Preferred stock	1,750

Total equity acquired and liabilities assumed	129,466

Consideration paid	$14,241

Cash paid	$2,949
Fair value of common stock issued, including replacement equity awards	11,292

Summary of the Estimated Fair Value of the Assets Acquired and Liabilities and Equity Assumed

The following table summarizes the estimated fair value of the assets acquired and liabilities and equity assumed.

(Dollars in thousands)
Total purchase price	$14,241

Net assets acquired:
Cash and cash equivalents	11,044
Investment securities	11,331
Restricted stock	509
Loans	110,363
Bank owned life insurance	3,673
Premises and equipment	1,792
Deferred income taxes	503
Accrued interest receivable	388
Core deposit and other intangibles	578
Other assets	624
Deposits	(123,238)
FHLB borrowings	(3,570)
Accrued interest payable	(32)
Other liabilities	(876)
Preferred stock	(1,750)

11,339

Goodwill	$2,902

Fair Value Adjustments Made to the Amortized Cost Basis, Presented at the Fair Value of Loans Acquired

The fair value of the financial assets acquired included loans receivable with a gross amortized cost basis of $112,816,000. The table below illustrates the fair value adjustments made to the amortized cost basis in order to present a fair value of the loans acquired.

(Dollars in thousands)
Gross amortized cost basis at March 1, 2015	$112,816
Market rate adjustment	270
Credit fair value adjustment on pools of homogeneous loans	(1,461)
Credit fair value adjustment on impaired loans	(1,262)

Fair value of purchased loans at March 1, 2015	$110,363

Fair Value of the Loans Acquired

The information about the acquired Phoenix loans accounted for under ASC 310-30 as of March 1, 2015 is as follows:

(Dollars in thousands)
Contractually required principal and interest at acquisition	$3,548
Contractual cash flows not expected to be collected (nonaccretable discount)	(804)

Expected cash flows at acquisition	2,744
Interest component of expected cash flows (accretable discount)	(458)

Fair value of acquired loans	$2,286

Unaudited Pro Forma Information

The following table presents unaudited pro forma information as if the merger between Mid Penn and Phoenix had been completed on January 1, 2014. The pro forma information does not necessarily reflect the results of operations that would have occurred had Mid Penn merged with Phoenix at the beginning of 2014. Supplemental pro forma earnings for 2015 were adjusted to exclude $762,000 of merger related costs incurred for the year ended December 31, 2015; the results for the year ended December 31, 2014 were adjusted to include these charges. The pro forma financial information does not include the impact of possible business model changes, nor does it consider any potential impacts of current market conditions or revenues, expense efficiencies, or other factors. The pro forma data is intended for informational purposes and is not indicative of the future results of operations.

	(Unaudited)
	Years Ended December 31,
(Dollars in thousands, except per share data)	2015	2014
Net interest income after loan loss provision	$31,454	$29,745
Noninterest income	4,152	4,131
Noninterest expense	27,817	26,846
Net income available to common shareholders	5,811	5,259
Net income per common share	1.38	1.25